                                                                   EXHIBIT 10.85

            New Mexico State Highway and Transportation Department
                                   PROPOSAL
                                      OF

NAME MEADOW VALLEY CONTRACTORS, INC. TELEPHONE NO. (602) 437-5400
ADDRESS P.O. BOX 60726 PHOENIX, AZ 85082-0726

*CONTRACTOR'S LICENSE NO. 057280 *LICENSE CLASSIFICATION GA98, GF01, GF02

*RESIDENT BIDDER CERTIFICATE NO.___________________________________________

*Not Required for Bidding on Federal-Aid Projects

TO THE STATE HIGHWAY AND TRANSPORTATION DEPARTMENT:

The undersigned proposes to construct this project in accordance with the State Highway and Transportation Department's current Standard Specifications for Road and Bridge Construction, the plans, the Special Provisions, the Specifications and all other contract documents and certificates to furnish and deliver all the material and to do all work and labor required for the construction of New Mexico Project No. SP-4916(200) in Otero County, New Mexico on Road No. Alamogoroo Relief Route CN 1970 being about 0.503 miles in length, at the prices stated in the Proposal Schedule. The undersigned also certifies that he has examined the site of the proposed work, the material pits, the haul roads, the proposal, the plans, the specifications, the Special Provisions and all other contract documents before submitting the bid and is satisfied as to the requirements therein.
As further consideration for the award of this contract, the undersigned agrees to the following terms, conditions and acknowledgements:

1. To execute the standard form contract and to furnish a contract bond in the amount of One Hundred Percent (100%) of the total bid price of this proposal within fifteen (15) days after receiving notification of the acceptance of this proposal, and failing to do so, to forfeit the accompanying check or proposal bond to the State as liquidated damages, and the Secretary of Highways and Transportation may proceed to award the contract to others.

2. To commence work within 15 days, or such additional time as may be allowed in writing by the Secretary of Highways and Transportation, after notification of award of contract, and to complete the contract as awarded in (335) working days.

3. To furnish a performance and payment bond in the penalty of full amount of contract as surety conditioned for the full, complete and faithful performance of this contract.

4. The undersigned declares that he is the only person or party interested in the proposal as principal and that its officers, employees, subsidiaries or parent corporations (check box a., b., or c. as appropriate):

(x) a. have not in any way participated in any activities in restraint of trade, or been debarred with relation to public contracts either in the State of New Mexico or any other State of the United States or on any federally-assisted contract during the five year period immediately preceding this proposal or either directly entered into any agreement, participated in any collusion or otherwise take any action in restraint of free competitive bidding in connection with this contract.

( ) b. have participated in activities in restraint of trade with relation to public contracts either in the State of New Mexico or any other State of the United States or on any federally assisted contracts during the five-year period immediately preceding this proposal or entered into collusion, or restraint of free competitive bidding on this contract, and are of the opinion that they are a responsible bidder entitled to the award of a contract involving public moneys and attach hereto an explanation of their activities in restraint of free trade, restraint of free competitive bidding, or collusion.

( ) c. The contractor has the option to submit an unsworn non collusion declaration, under penalty of perjury under the laws of the United States. See Form No. A-870 - Declaration of Non Collusion for Award of Contract. Activities in restraint of trade include those set forth in New Mexico Statutes Armotated,
Section 57-1-1 (1978 Edition as amended, and following). The undersigned declares that this section has been read and is fully understood.

5. In accordance with the contract, plans and specifications; repair, maintain and guarantee all work performed thereunder until accepted by the Secretary of Highways and Transportation.

6. To indemnify and save harmless the State Highway and Transportation Department from any damage or loss for which the Department may become liable by the default of said Contractor, or by reason of any neglect or carelessness on the part of said Contractor, his agents or employees, or by on account of any act of omission of said Contractor, his servants, agents or employees, in the performance of this contract.

7.  The established DB goal for this project is 0%.

In accordance with 49 CFR Part 23, the Department's Disadvantaged Business Assistance Program, the applicable Special Provisions, modification to the Special Provisions, the undersigned (Check a., b., c. as appropriate):

(X) a. Assures to meet or exceed the established DB goal.

( ) b. Cannot meet the established DB goal and assures to meet or exceed a DB goal of ______%. All documentation indicating the good faith efforts to meet the established DB goal will be submitted within five (5) working days following the bid opening.

( ) c. Is a Department certified Disadvantaged Business.

8. The undersigned, as the apparent low bidder, further assures that he will submit Form A-585, DBA-1 (for federally funded projects) within five (5) working days following the bid opening to the Department's Disadvantaged Business Assistance Section. Failure to submit this form within the specified time shall render the bid non-responsive. If 8.c is checked above, the contractors is not required to submit Form A-585, DBA-1.

9. The bidder, hereby certifies that he has (X) has not ( ), participated in a previous contract or subcontract subject to the equal opportunity clause, as required by Executive Orders 11246, 10925 and 11114 as amended, and that he has
(X), has not ( ), filed with the Office of Federal Contract Compliance Program all reports due under the applicable filing requirements.

10. We acknowledge the receipt of the following Addenda:

NO.                    DATE               NO.                  DATE
2                      4/9/98
______________________________________________________________________________
______________________________________________________________________________

11. The undersigned agrees that any and all claims that the undersigned may have for overcharges resulting from antitrust violations as to goods, services and materials purchased in connection with this bid are hereby assigned to the State of New Mexico, but only to the extent that such overcharges are passed on to the State. The undersigned further agrees to require its Subcontractors to assign any and all such claims for overcharges to the State, but only to the extent such overcharges are passed on to the State, by executing an assignment on a form obtainable from the Engineer prior to the commencement of work by a Subcontractor. The undersigned retains all rights to any such antitrust claims to the extent of any overcharges not passed on to the State.

12. The undersigned tenders herewith, as a proposal guarantee for which receipt has been given, a certified check, bid bond, cashier's check, postal money order or bank money order in the amount of at least 5% of the amount bid drawn to the order of the New Mexico State Transportation Department.

MEADOW VALLEY CONTRACTORS, INC.
-------------------------------
Organization

By:  /s/ Robert W. Bottcher
    ----------------------------
Title: AREA MANAGER
       -------------------------

SUBSCRIBED AND SWORN TO ME ON THIS:

9 DAY OF APRIL, 1998

MY COMMISSION EXPIRES:

[OFFICIAL SEAL APPEARS HERE]


                         NEW MEXICO STATE HIGHWAY AND             DATE: 03/16/98
                           TRANSPORTATION DEPARTMENT              TIME: 13:44
                                                                  PAGE: 16

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
                           PROJECT(S) : SP-4916(200)

--------------------------------------------------------------------------------
LINE         ITEM                   APPROX.        UNIT PRICE     BID AMOUNT
                                                  ------------   -------------
 NO       DESCRIPTION              QUANTITY
                                   AND UNITS      DOLLARS CTS    DOLLARS  CTS
--------------------------------------------------------------------------------
          562110 POLYMER BRIDGE
1480      JOINT SEALS, TYPE B              256.000
                                    L.F.              180.00         46080.00
--------------------------------------------------------------------------------
          601000 REMOVAL OF
1490      STRUCTURES AND            LUMP          LUMP
          OBSTRUCTIONS                                               49999.95
--------------------------------------------------------------------------------
          607077 PEDESTRIAN
1500      SCREENING FENCE, TYPE 2          422.000
                                    L.F.              150.00         63300.00
--------------------------------------------------------------------------------
          709020 RIGID ELECTRICAL
1510      CONDUIT 2" (DIA.)                660.000
                                    L.F.                3.00          1980.00
--------------------------------------------------------------------------------
          SECTION 0002 TOTAL                                     1,602,715.35
--------------------------------------------------------------------------------
          TOTAL BID                                              6,854,760.00
--------------------------------------------------------------------------------